Certifications by the Chief Executive Officers and Chief Financial Officer Pursuant to Section 906
EX-32.1

InZon Corporation 10 QSB Ended June 30 2006

Exhibit 32

SECTION 1350 CERTIFICATION

In connection with the quarterly report of InZon Corporation (“Company”) on Form 10-QSB for the quarter ended June 30, 2006 as filed with the Securities and Exchange Commission (“Report”), the undersigned, in the capacities and on the dated indicated below, hereby certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2003 (18 U.S.C. Section 1350) that to their knowledge:

1.

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 21, 2006	By: /s/ David F. Levy
David F. Levy
President, Principal Executive Officer

Dated: August 21, 2006	By: /s/ Richard Dea
Richard Dea
Chief Financial Officer